UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         May 22, 2017

TC PipeLines, LP

(Exact name of registrant as specified in its charter)

Delaware	000-26091	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 700 Houston, Texas	77002-2761
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (877) 290-2772

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01              Entry into a Material Definitive Agreement

On May 22, 2017, TC PipeLines, LP (the “Partnership”) and TC PipeLines GP, Inc. entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and MUFG Securities Americas Inc., as representatives for the several underwriters, relating to the sale of $500,000,000 aggregate principal amount of the Partnership’s 3.900% Senior Notes due 2027 (the “Notes”).

The Underwriting Agreement contains customary representations, warranties and agreements of the Partnership and certain affiliates, and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

The terms of the Notes are governed by the Indenture, dated as of June 17, 2011 (the “Base Indenture”), by and among the Partnership and The Bank of New York Mellon, as trustee (the “Trustee”), as amended and supplemented by the Third Supplemental Indenture, dated as of May 25, 2017 (the “Supplemental Indenture”), by and among the Partnership and the Trustee, setting forth the specific terms applicable to the Notes.

Other material terms of the Notes, the Base Indenture and the Supplemental Indenture are described in the prospectus supplement forming a part of the prospectus dated May 22, 2017, as filed by the Partnership with the Securities and Exchange Commission on May 23, 2017. The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to the full text of such Supplemental Indenture, a copy of which is filed as Exhibit 4.2 hereto, and is incorporated herein by reference.

Item 8.01              Other Events.

On May 25, 2017, the Partnership completed its sale of $500,000,000 aggregate principal amount of its 3.900% Senior Notes due 2027. For further information concerning the Notes, refer to the exhibits attached to this report.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 22, 2017, in connection with the offering of $500,000,000 aggregate principal amount of 3.900% Senior Notes due 2027.

4.1

Indenture, dated as of June 17, 2011, between the Partnership and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 to TC PipeLines, LP’s Form 8-K filed on June 17, 2011 (File No. 000-26091)).

4.2	Third Supplemental Indenture, dated as of May 25, 2017, relating to the issuance of $500,000,000 aggregate principal amount of 3.900% Senior Notes due 2027.

4.3	Specimen of 3.900% Senior Notes due 2027 (included as Exhibit A to the Supplemental Indenture filed as Exhibit 4.2 hereto).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP

By: TC PipeLines GP, Inc.,
its general partner

	By:	/s/ Jon A. Dobson
Dated: May 25, 2017		Jon A. Dobson
Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 22, 2017, in connection with the offering of $500,000,000 aggregate principal amount of 3.900% Senior Notes due 2027.

4.1

Indenture, dated as of June 17, 2011, between the Partnership and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 to TC PipeLines, LP’s Form 8-K filed on June 17, 2011 (File No. 000-26091)).

4.2	Third Supplemental Indenture, dated as of May 25, 2017, relating to the issuance of $500,000,000 aggregate principal amount of 3.900% Senior Notes due 2027.

4.3	Specimen of 3.900% Senior Notes due 2027 (included as Exhibit A to the Supplemental Indenture filed as Exhibit 4.2 hereto).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)